1
SIGNATURES
Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on May 29, 2025.
THE CATO

CORPORATION
By:

/s/ John P.

D. Cato

John P.D.

Cato
Chairman, President and
Chief Executive Officer
POWER OF ATTORNEY
Each person whose signature appears below constitutes and appoints Mr. John P.D.

Cato and Mr.
Charles D. Knight as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments)
to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.
Signature Title Date
/s/ John P.

D. Cato

John P.

D. Cato
Chairman, President and Chief
Executive Officer (Principal Executive
Officer)
May 29, 2025
/s/ Charles D. Knight

Charles D. Knight
Executive Vice President and Chief
Financial Officer (Principal Financial
Officer)
May 29, 2025
/s/ Jeffrey R. Shock

Jeffrey R. Shock
Senior Vice President and Controller
(Principal Accounting Officer)
May 29, 2025
/s/ Pamela L. Davies

Pamela L. Davies
Director May 29, 2025
/s/ Thomas B. Henson

Thomas B. Henson
Director May 29, 2025

/s/ Bryan F. Kennedy,

III

Bryan F. Kennedy,

III
Director May 29, 2025
/s/ Bailey W.

Patrick

Bailey W.

Patrick
Director May 29, 2025
/s/ D. Harding Stowe

D. Harding Stowe
Director May 29, 2025
/s/ Theresa J. Drew

Theresa J. Drew
Director May 29, 2025